FINANCIAL EXPENSES, NET (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2014	Jun. 30, 2013
Financial income:
Revaluation of liabilities presented at fair value	$ (253)	$ (63)
Exchange rate differences and other	(34)	(22)
Total financial income	(287)	(85)
Financial expenses:
Interest	6	5
Exchange rate differences and other	129	99
Accretion of contingent payment obligation	341	66
Total financial expenses	476	170
Financial expenses, net	$ 189	$ 85